Exhibit 10.24

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

FOURTH AMENDMENT TO

COLLABORATION AGREEMENT

This Fourth Amendment (“Fourth Amendment”) to the Collaboration Agreement (the “Agreement”) by and between F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070, Basel, Switzerland, and Hoffmann-La Roche Inc., with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (together, “Roche”), on the one hand, and Foundation Medicine, Inc., with an office and place of business at 150 Second Street, Cambridge, MA 02141, U.S.A. (“FMI”), on the other hand (each a “Party,” and collectively, the “Parties”), as such Agreement was amended by the First Amendment to the Collaboration Agreement dated April 6, 2016 (“First Amendment”), the Second Amendment to the Collaboration Agreement dated June 16, 2016 (“Second Amendment”), and the Third Amendment to the Collaboration Agreement, dated July 25, 2016 (“Third Amendment”), is entered into by and between the Parties and shall be considered effective as of the 20th of December, 2016 (the “Fourth Amendment Effective Date”). Capitalized terms used in this Fourth Amendment and not otherwise defined herein are used with the meanings ascribed to them in the Agreement.

1.	Section 1.27. Section 1.27 of the Agreement is hereby replaced with the following:
“1.27	Excepted Activities

The term “Excepted Activities” shall mean […***…].

[Signature page follows.]

***Confidential Treatment Requested***

IN WITNESS WHEREOF, the Parties hereto have caused this Fourth Amendment to be executed and effective as of the Fourth Amendment Effective Date. All other terms and conditions of the Agreement remain in force and effect.

FOUNDATION MEDICINE, INC.		F. HOFFMANN-LA ROCHE LTD

Signed:	/s/Steven J. Kafka	Signed:	/s/Stefan Arnold

Name:	Steven J. Kafka, Ph.D.	Name:	Stefan Arnold

Title:	President & Chief Operating Officer	Title:	Head Legal Pharma

F. HOFFMANN-LA ROCHE LTD

Signed:	/s/Urs Schleuniger

Name:	Urs Schleuniger

Title:	Head Chugai and Basel Alliance & Asset Management

HOFFMANN-LA ROCHE INC.

Signed:	/s/John P. Parise

Name:	John P. Parise

Title:	Authorized Signatory

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